UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 7, 2005




                              PIER 1 IMPORTS, INC.
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             (Exact name of registrant as specified in its charter)


              Delaware                   1-7832               75-1729843
-------------------------------  ------------------------   ---------------
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                          Identification Number)



                    100 Pier 1 Place, Fort Worth, Texas 76102
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          (Address of principal executive offices, including zip code)


                                  817-252-8000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

         The information contained in this Current Report is being furnished pursuant to "Item 2.02 Results of Operations and Financial Condition". The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of
         Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

         On April 7, 2005, Pier 1 Imports, Inc. (the "Company") issued a press release announcing the Company's earnings for the fourth quarter and year ended February 26, 2005. The press release contains certain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in the press release. A copy of this press release is attached hereto as
         Exhibit 99.1.


Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit No.    Description
-----------    -----------
 99.1          Press release dated April 7, 2005 containing the financial results for the fourth quarter and year ended February 26, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    PIER 1 IMPORTS, INC.

Date:        April 8, 2005               By:        /s/ J. Rodney Lawrence
           ---------------                          --------------------------
                                                    J. Rodney Lawrence,
                                                    Executive Vice President
                                                    and Secretary

                                  EXHIBIT INDEX



Exhibit No.   Description
----------    -----------
  99.1        Press  release  dated April 7, 2005  containing  the financial results for the fourth quarter and year ended February 26, 2005.